Exhibit 4

Speciman Stock Certificate

COMPANY: MITU RESOURCES INC.

Number of Shares
Certificate No.	REGISTERED HOLDER	TRANSFER FROM	CERTIFICATE
RECEIVED:
Date:
__________________
Class: Common		Allotment
Par Value $0.001			__________________
Date of Issue			Signature

MITU RESOURCES INC.
A NEVADA COMPANY

1	Common	$0.0001

TRANSFER OF THESE SHARES IS RESTRICTED

MITU RESOURCES INC.

THIS CERTIFIES THAT:

is the registered holder of the number and class of shares described hereon.

See reverse for restrictions	IN WITNESS WHEREOF, the
Company has
caused this Certificate to be signed by a
duly
authorized director or officer.

President

For value received, the undersigned hereby sells, assigns and transfers unto:
___________________________
(transferee)
___________________________
(number and class)
share(s) represented by the within Certificate.

DATE ___________________________

SIGNATURE ___________________________

WITNESS ___________________________

Note: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement, or any change whatsoever.

Note: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement, or any change whatsoever.

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.